UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004
                                                          --------------

                                  HAUSER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-17174             84-0926801
      ------------------          ----------------        ------------
       (State or other            (Commission File         (IRS Employer
         jurisdiction                  Number)             Identification
       of incorporation)                                        No.)

 840 Apollo Street, Suite 209
    El Segundo, California                                     90245
   ------------------------                                    -----
    (Address of principal                                     Zip Code
     executive offices)


Registrant's telephone number, including area code:    (310) 648-7881
                                                       --------------


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Item 5. Other Events.

     On April 15, 2004, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries filed the monthly operating report for the month ended March 31, 2004 with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "March Trustee's Report"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Securities and Exchange Commission a copy of the March Trustee's Report under cover of Form SE.

Item 7. Financial Statements and Exhibits.

      99.1 Monthly Operating Report for the month ended March 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HAUSER, INC.

Dated:  April 27, 2004             By:  /s/  Kenneth C. Cleveland
                                        -------------------------
                                        Name:   Kenneth C. Cleveland
                                        Title:  President and Chief Executive
                                                Officer


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


                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

      99.1 Monthly Operating Report for the month ended March 31, 2004, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.